EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2022 Financial Results

SAN RAFAEL, Calif., July 21, 2022 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the second quarter 2022 of $25.3 million and diluted earnings per common share (“EPS”) of $0.94. Second quarter 2022 results compare to net income of $22.6 million and EPS of $0.84 for the first quarter 2022.

“Westamerica’s second quarter 2022 results benefited from the Company’s variable-rate bonds, cash and loans, a valuable deposit base with ninety-eight percent of deposits represented by checking and savings deposits, and well controlled operating expenses. Credit quality remained solid with nonperforming loans of $861 thousand at June 30, 2022,” said Chairman, President and CEO David Payne. “Second quarter 2022 results generated an annualized 12.9% return on average common equity. Shareholders were paid a $0.42 per common share dividend during the second quarter 2022,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $48.0 million for the second quarter 2022, compared to $43.8 million for the first quarter 2022. Interest income on Paycheck Protection Program (“PPP”) loans was $645 thousand for the second quarter 2022, compared to $849 thousand first quarter 2022.

Variable rate assets at June 30, 2022 included $1.6 billion in collateralized loan obligations for which interest rates reset quarterly, and $640 million in interest-bearing cash balances for which the interest rate changes concurrently with Federal Open Market Committee adjustments to the federal funds rate.

At June 30, 2022, nonperforming loans totaled $861 thousand and the allowance for credit losses on loans was $22.3 million.

Noninterest income for the second quarter 2022 totaled $11.3 million, compared to noninterest income for the first quarter 2022 of $11.6 million. Noninterest income for the first quarter 2022 included a $1.2 million reconciling payment from a payments network. Merchant card processing fees increased $751 thousand from the first quarter 2022 to the second quarter 2022.

Noninterest expenses for the second quarter 2022 were $24.6 million compared to $24.9 million for the first quarter 2022; the decline in noninterest expenses was primarily due to lower personnel salaries and benefits.

The fully-tax equivalent (FTE) tax rate for the second quarter 2022 was 27.0%, compared to 25.9% for the first quarter 2022; the higher second quarter tax rate is attributable to the increase in income before taxes without a proportional increase in tax preference items such as tax-exempt interest and tax credits.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company’s control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company’s most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2021 filed on Form 10-K and quarterly report for the quarter ended March 31, 2022 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company’s business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information July 21, 2022
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2022

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'2022	Q2'2021	Change	Q1'2022

Net Interest and Fee Income (FTE)	$48,033	$44,499	7.9%	$43,807
Provision for Credit Losses	-	-	n/m	-
Noninterest Income (1)	11,264	11,032	2.1%	11,576
Noninterest Expense	24,629	24,291	1.4%	24,875
Income Before Taxes (FTE)	34,668	31,240	11.0%	30,508
Income Tax Provision (FTE)	9,354	8,661	8.0%	7,892
Net Income	$25,314	$22,579	12.1%	$22,616

Average Common Shares Outstanding	26,889	26,865	0.1%	26,870
Diluted Average Common Shares	26,901	26,887	0.1%	26,885

Operating Ratios:
Basic Earnings Per Common Share	$0.94	$0.84	11.9%	$0.84
Diluted Earnings Per Common Share	0.94	0.84	11.9%	0.84
Return On Assets (a)	1.37%	1.29%		1.24%
Return On Common Equity (a)	12.9%	12.2%		11.8%
Net Interest Margin (FTE) (a)	2.74%	2.70%		2.51%
Efficiency Ratio (FTE)	41.5%	43.7%		44.9%

Dividends Paid Per Common Share	$0.42	$0.41	2.4%	$0.42
Common Dividend Payout Ratio	45%	49%		50%

			%
	6/30'22YTD	6/30'21YTD	Change

Net Interest and Fee Income (FTE)	$91,840	$87,082	5.5%
Provision for Credit Losses	-	-	n/m
Noninterest Income (1)	22,840	21,221	7.6%
Noninterest Expense	49,504	49,197	0.6%
Income Before Taxes (FTE)	65,176	59,106	10.3%
Income Tax Provision (FTE)	17,246	16,380	5.3%
Net Income	$47,930	$42,726	12.2%

Average Common Shares Outstanding	26,880	26,843	0.1%
Diluted Average Common Shares	26,893	26,865	0.1%

Operating Ratios:
Basic Earnings Per Common Share	$1.78	$1.59	11.9%
Diluted Earnings Per Common Share	1.78	1.59	11.9%
Return On Assets	1.30%	1.26%
Return On Common Equity	12.4%	11.6%
Net Interest Margin (FTE)	2.63%	2.72%
Efficiency Ratio (FTE)	43.2%	45.4%

Dividends Paid Per Common Share	$0.84	$0.82	2.4%
Common Dividend Payout Ratio	47%	52%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'2022	Q2'2021	Change	Q1'2022

Interest and Fee Income (FTE)	$48,516	$44,983	7.9%	$44,287
Interest Expense	483	484	-0.2%	480
Net Interest and Fee Income (FTE)	$48,033	$44,499	7.9%	$43,807

Average Earning Assets	$7,000,862	$6,603,343	6.0%	$6,998,234
Average Interest-
Bearing Liabilities	3,549,140	3,298,221	7.6%	3,546,146

Yield on Earning Assets (FTE) (a)	2.77%	2.73%		2.54%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	2.74%	2.70%		2.51%
Interest Expense/
Interest-Bearing Liabilities (a)	0.05%	0.06%		0.05%
Net Interest Spread (FTE) (a)	2.72%	2.67%		2.49%

			%
	6/30'22YTD	6/30'21YTD	Change

Interest and Fee Income (FTE)	$92,803	$88,041	5.4%
Interest Expense	963	959	0.4%
Net Interest and Fee Income (FTE)	$91,840	$87,082	5.5%

Average Earning Assets	$6,999,556	$6,424,973	8.9%
Average Interest-
Bearing Liabilities	3,547,651	3,214,688	10.4%

Yield on Earning Assets (FTE)	2.66%	2.75%
Cost of Funds	0.03%	0.03%
Net Interest Margin (FTE)	2.63%	2.72%
Interest Expense/
Interest-Bearing Liabilities	0.05%	0.06%
Net Interest Spread (FTE)	2.61%	2.69%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'2022	Q2'2021	Change	Q1'2022

Total Assets	$7,420,069	$7,004,695	5.9%	$7,406,321
Total Earning Assets	7,000,862	6,603,343	6.0%	6,998,234
Total Loans	1,009,633	1,257,087	-19.7%	1,029,724
Total Commercial Loans	202,585	413,797	-51.0%	207,901
Paycheck Protection Program (PPP) Loans	20,997	207,515	-89.9%	35,871
Commercial Loans	181,588	206,282	-12.0%	172,030
Commercial RE Loans	508,003	546,470	-7.0%	524,040
Consumer Loans	299,045	296,820	0.7%	297,783
Total Investment Securities	5,008,929	4,394,169	14.0%	4,947,846
Debt Securities Available For Sale	4,721,083	3,953,016	19.4%	4,655,983
Debt Securities Held To Maturity	287,846	441,153	-34.8%	291,863
Total Interest-Bearing Cash	982,300	952,087	3.2%	1,020,664

Loans/Deposits	15.7%	20.7%		16.1%

			%
	6/30'22YTD	6/30'21YTD	Change

Total Assets	$7,413,233	$6,828,409	8.6%
Total Earning Assets	6,999,556	6,424,973	8.9%
Total Loans	1,019,623	1,254,328	-18.7%
Total Commercial Loans	205,228	404,685	-49.3%
PPP Loans	28,393	198,294	-85.7%
Commercial Loans	176,835	206,391	-14.3%
Commercial RE Loans	515,977	552,795	-6.7%
Consumer Loans	298,418	296,848	0.5%
Total Investment Securities	4,978,557	4,417,267	12.7%
Debt Securities Available For Sale	4,688,714	3,950,298	18.7%
Debt Securities Held To Maturity	289,843	466,969	-37.9%
Total Interest-Bearing Cash	1,001,376	753,378	32.9%

Loans/Deposits	15.9%	21.2%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'2022	Q2'2021	Change	Q1'2022

Total Deposits	$6,424,202	$6,074,730	5.8%	$6,393,458
Noninterest Demand	2,998,360	2,888,259	3.8%	3,005,065
Interest-Bearing Transaction	1,298,665	1,208,584	7.5%	1,265,100
Savings	1,985,325	1,822,625	8.9%	1,980,092
Time greater than $100K	63,790	70,750	-9.8%	64,172
Time less than $100K	78,062	84,512	-7.6%	79,029
Total Short-Term Borrowings	123,298	111,750	10.3%	157,753
Shareholders' Equity	788,078	744,746	5.8%	776,225

Demand Deposits/
Total Deposits	46.7%	47.5%		47.0%
Transaction & Savings
Deposits / Total Deposits	97.8%	97.4%		97.8%

			%
	6/30'22YTD	6/30'21YTD	Change

Total Deposits	$6,408,915	$5,912,303	8.4%
Noninterest Demand	3,001,694	2,801,428	7.1%
Interest-Bearing Transaction	1,281,975	1,169,888	9.6%
Savings	1,982,723	1,784,929	11.1%
Time greater than $100K	63,980	70,994	-9.9%
Time less than $100K	78,543	85,064	-7.7%
Total Short-Term Borrowings	140,430	103,707	35.4%
Other Borrowed Funds	-	106	-100.0%
Shareholders' Equity	782,184	740,147	5.7%

Demand Deposits/
Total Deposits	46.8%	47.4%
Transaction & Savings
Deposits / Total Deposits	97.8%	97.4%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'2022
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$7,000,862	$48,516	2.77%
Total Loans (FTE)	1,009,633	12,426	4.94%
Total Commercial Loans (FTE)	202,585	2,716	5.38%
PPP Loans	20,997	645	12.32%
Commercial Loans (FTE)	181,588	2,071	4.57%
Commercial RE Loans	508,003	6,192	4.89%
Consumer Loans	299,045	3,518	4.72%
Total Investments (FTE)	5,008,929	34,088	2.72%
Total Debt Securities Available For Sale (FTE)	4,721,083	32,059	2.72%
Corporate Securities	2,589,490	17,857	2.76%
Collateralized Loan Obligations	1,610,811	10,572	2.60%
Agency Mortgage Backed Securities	357,727	2,049	2.29%
Securities OF U.S. Government sponsored entities	59,892	533	3.56%
Obligations of States and Political Subdivisions (FTE)	88,829	682	3.07%
Other Debt Securities Available For Sale (FTE)	14,334	366	10.23%
Total Debt Securities Held To Maturity (FTE)	287,846	2,029	2.82%
Agency Mortgage Backed Securities	128,319	595	1.85%
Corporate Securities	17,749	202	4.56%
Obligations of States and Political Subdivisions (FTE)	141,778	1,232	3.48%
Total Interest-Bearing Cash	982,300	2,002	0.81%

Interest Expense Paid
Total Earning Assets	7,000,862	483	0.03%
Total Interest-Bearing Liabilities	3,549,140	483	0.05%
Total Interest-Bearing Deposits	3,425,842	461	0.05%
Interest-Bearing Transaction	1,298,665	91	0.03%
Savings	1,985,325	288	0.06%
Time less than $100K	78,062	42	0.22%
Time greater than $100K	63,790	40	0.25%
Total Short-Term Borrowings	123,298	22	0.07%

Net Interest Income and
Margin (FTE)		$48,033	2.74%

	Q2'2021
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,603,343	$44,983	2.73%
Total Loans (FTE)	1,257,087	15,168	4.84%
Total Commercial Loans (FTE)	413,797	4,763	4.62%
PPP Loans	207,515	2,713	5.25%
Commercial Loans (FTE)	206,282	2,050	3.98%
Commercial RE Loans	546,470	6,994	5.13%
Consumer Loans	296,820	3,411	4.61%
Total Investments (FTE)	4,394,169	29,556	2.69%
Total Debt Securities Available For Sale (FTE)	3,953,016	26,779	2.71%
Corporate Securities	2,289,882	17,564	3.07%
Collateralized Loan Obligations	1,020,187	5,646	2.19%
Agency Mortgage Backed Securities	526,958	2,409	1.83%
Securities OF U.S. Government sponsored entities	0	0	0.00%
Obligations of States and Political Subdivisions (FTE)	101,619	812	3.19%
Other Debt Securities Available For Sale (FTE)	14,370	348	9.70%
Total Debt Securities Held To Maturity (FTE)	441,153	2,777	2.52%
Agency Mortgage Backed Securities	201,703	793	1.57%
Corporate Securities	0	0	0.00%
Obligations of States and Political Subdivisions (FTE)	239,450	1,984	3.32%
Total Interest-Bearing Cash	952,087	259	0.11%

Interest Expense Paid
Total Earning Assets	6,603,343	484	0.03%
Total Interest-Bearing Liabilities	3,298,221	484	0.06%
Total Interest-Bearing Deposits	3,186,471	466	0.06%
Interest-Bearing Transaction	1,208,584	93	0.03%
Savings	1,822,625	263	0.06%
Time less than $100K	84,512	42	0.20%
Time greater than $100K	70,750	68	0.39%
Total Short-Term Borrowings	111,750	18	0.07%

Net Interest Income and
Margin (FTE)		$44,499	2.70%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'2022	Q2'2021	Change	Q1'2022

Service Charges on Deposits	$3,687	$3,235	14.0%	$3,582
Merchant Processing Services	3,374	3,279	2.9%	2,623
Debit Card Fees (1)	1,709	1,791	-4.6%	2,872
Trust Fees	809	827	-2.2%	843
ATM Processing Fees	469	618	-24.1%	451
Other Service Fees	480	491	-2.3%	449
Financial Services Commissions	118	95	24.2%	117
Securities Gains	-	34	n/m	-
Other Noninterest Income	618	662	-6.6%	639
Total Noninterest Income	$11,264	$11,032	2.1%	$11,576

Total Revenue (FTE)	$59,297	$55,531	6.8%	$55,383
Noninterest Income/Revenue (FTE)	19.0%	19.9%		20.9%
Service Charges/Avg. Deposits (a)	0.23%	0.21%		0.23%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.85	$8.29	6.7%	$8.36
Life Insurance Gains
			%
	6/30'22YTD	6/30'21YTD	Change

Service Charges on Deposits	$7,269	$6,539	11.2%
Merchant Processing Services	5,997	5,839	2.7%
Debit Card Fees (1)	4,581	3,392	35.1%
Trust Fees	1,652	1,628	1.5%
ATM Processing Fees	920	1,219	-24.6%
Other Service Fees	929	960	-3.2%
Financial Services Commissions	235	165	42.4%
Securities Gains	-	34	n/m
Other Noninterest Income	1,257	1,445	-13.0%
Total Noninterest Income	$22,840	$21,221	7.6%

Total Revenue (FTE)	$114,680	$108,303	5.9%
Noninterest Income/Revenue (FTE)	19.9%	19.6%
Service Charges/Avg. Deposits	0.23%	0.22%
Total Revenues (FTE) Per Avg./
Common Share	$8.60	$8.14	5.7%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'2022	Q2'2021	Change	Q1'2022

Salaries & Benefits	$11,412	$12,097	-5.7%	$11,920
Occupancy and Equipment	4,856	4,808	1.0%	4,746
Outsourced Data Processing	2,423	2,425	-0.1%	2,437
Professional Fees	736	830	-11.3%	736
Courier Service	661	567	16.6%	582
Amortization of
Identifiable Intangibles	64	68	-5.9%	64
Other Noninterest Expense	4,477	3,496	28.1%	4,390
Total Noninterest Expense	$24,629	$24,291	1.4%	$24,875

Noninterest Expense/
Avg. Earning Assets (a)	1.41%	1.48%		1.44%
Noninterest Expense/Revenues (FTE)	41.5%	43.7%		44.9%

			%
	6/30'22YTD	6/30'21YTD	Change

Salaries & Benefits	$23,332	$24,762	-5.8%
Occupancy and Equipment	9,602	9,688	-0.9%
Outsourced Data Processing	4,860	4,815	0.9%
Professional Fees	1,472	1,772	-16.9%
Courier Service	1,243	1,071	16.1%
Amortization of
Identifiable Intangibles	128	137	-6.6%
Other Noninterest Expense	8,867	6,952	27.5%
Total Noninterest Expense	$49,504	$49,197	0.6%

Noninterest Expense/
Avg. Earning Assets	1.43%	1.54%
Noninterest Expense/Revenues (FTE)	43.2%	45.4%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q2'2022	Q2'2021	Change	Q1'2022

Average Total Loans	$1,009,633	$1,257,087	-19.7%	$1,029,724

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$22,925	$23,483	-2.4%	$23,514
Provision for Credit Losses	-	-	n/m	-
Net ACLL (Losses) Recoveries	(612)	254	-340.9%	(589)
End of Period ACLL	$22,313	$23,737	-6.0%	$22,925
Gross ACLL Recoveries /
Gross ACLL Losses	57%	176%		51%
Net ACLL Losses (Recoveries) /
Avg. Total Loans (a)	0.24%	-0.08%		0.23%

			%
	6/30'22YTD	6/30'21YTD	Change

Average Total Loans	$1,019,623	$1,254,328	-18.7%

Beginning of Period ACLL	$23,514	$23,854	-1.4%
Provision for Credit Losses	-	-	n/m
Net ACLL Losses	(1,201)	(117)	926.5%
End of Period ACLL	$22,313	$23,737	-6.0%
Gross ACLL Recoveries /
Gross ACLL Losses	54%	91%
Net ACLL Losses /
Avg. Total Loans	0.24%	0.02%

	(dollars in thousands)
			%
	6/30/22	6/30/21	Change	3/31/22
Allowance for Credit Losses on Loans	$22,313	$23,737	-6.0%	$22,925
Allowance for Credit Losses on
HTM Securities	7	9	-22.3%	7
Total Allowance for Credit Losses	$22,320	$23,746	-6.0%	$22,932

Allowance for Unfunded
Credit Commitments	$201	$101	99.3%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/22	6/30/21	Change	3/31/22
Nonperforming Loans:
Nonperforming Nonaccrual	$12	$652	-98.2%	$63
Performing Nonaccrual	235	3,564	-93.4%	421
Total Nonaccrual Loans	247	4,216	-94.1%	484
90+ Days Past Due Accruing Loans	614	167	267.7%	431
Total Nonperforming Loans	$861	$4,383	-80.4%	$915

Total Loans Outstanding	$999,768	$1,194,834	-16.3%	$1,002,514

Total Assets	7,222,405	7,147,779	1.0%	7,306,417

Loans:
Allowance for Credit Losses on Loans	$22,313	$23,737	-6.0%	$22,925
Allowance for Credit Losses on Loans /
Loans	2.23%	1.99%		2.29%
Nonperforming Loans/Total Loans	0.09%	0.37%		0.09%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/22	6/30/21	Change	3/31/22

Shareholders' Equity	$617,126	$842,196	-26.7%	$701,744
Total Assets	7,222,405	7,147,779	1.0%	7,306,417
Shareholders' Equity/
Total Assets	8.54%	11.78%		9.60%
Shareholders' Equity/
Total Loans	61.73%	70.49%		70.00%
Tangible Common Equity Ratio	6.97%	10.24%		8.06%
Common Shares Outstanding	26,896	26,865	0.1%	26,883
Common Equity Per Share	$22.94	$31.35	-26.8%	$26.10
Market Value Per Common Share	55.66	58.03	-4.1%	60.50

	(shares in thousands)
			%
	Q2'2022	Q2'2021	Change	Q1'2022
Share Repurchase Programs:
Total Shares Repurchased	-	-	n/m	3
Average Repurchase Price	$-	$-	n/m	$58.66
Net Shares (Issued)	(13)	(1)	n/m	(17)

			%
	6/30'22YTD	6/30'21YTD	Change

Total Shares Repurchased	3	4	n/m
Average Repurchase Price	$58.66	$61.09	n/m
Net Shares (Issued)	(30)	(58)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/22	6/30/21	Change	3/31/22
Assets:
Cash and Due from Banks	$753,293	$939,929	-19.9%	$1,037,593

Equity Securities	-	-	n/m	-
Debt Securities Available For Sale
Corporate Securities	2,296,853	2,596,850	-11.6%	2,547,118
Collateralized Loan Obligations	1,601,333	1,092,112	46.6%	1,616,584
Agency Mortgage Backed Securities	331,425	510,460	-35.1%	363,181
Securities OF U.S. Government sponsored entities	290,725	-	n/m	-
Obligations of States and Political Subdivisions	86,676	104,603	-17.1%	89,595
Other Debt Securities Available For Sale	102	137	-25.6%	110
Total Debt Securities Available For Sale	4,607,114	4,304,162	7.0%	4,616,588

Debt Securities Held To Maturity
Agency Mortgage Backed Securities	121,810	187,901	-35.2%	133,754
Corporate Securities	181,316	-	n/m	-
Obligations of States and Political Subdivisions (2)	139,228	226,512	-38.5%	146,766
Total Debt Securities Held To Maturity (2)	442,354	414,413	6.7%	280,520

Loans	999,768	1,194,834	-16.3%	1,002,514
Allowance For Credit Losses on Loans	(22,313)	(23,737)	-6.0%	(22,925)
Total Loans, net	977,455	1,171,097	-16.5%	979,589

Premises and Equipment, net	30,309	32,080	-5.5%	30,626
Identifiable Intangibles, net	707	967	-26.9%	771
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	289,500	163,458	77.1%	239,057

Total Assets	$7,222,405	$7,147,779	1.0%	$7,306,417

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,987,725	$2,872,920	4.0%	$3,000,268
Interest-Bearing Transaction	1,303,700	1,200,634	8.6%	1,279,165
Savings	1,983,713	1,849,258	7.3%	1,984,719
Time	140,453	153,577	-8.5%	141,722
Total Deposits	6,415,591	6,076,389	5.6%	6,405,874

Short-Term Borrowed Funds	118,167	90,043	31.2%	124,442
Other Liabilities	71,521	139,151	-48.6%	74,357
Total Liabilities	6,605,279	6,305,583	4.8%	6,604,673

Shareholders' Equity:
Common Equity:
Paid-In Capital	473,555	470,365	0.7%	472,470
Accumulated Other
Comprehensive (Loss) Income	(188,025)	86,921	n/m	(88,300)
Retained Earnings	331,596	284,910	16.4%	317,574
Total Shareholders' Equity	617,126	842,196	-26.7%	701,744

Total Liabilities and
Shareholders' Equity	$7,222,405	$7,147,779	1.0%	$7,306,417

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'2022	Q2'2021	Change	Q1'2022
Interest & Fee Income:
Loans	$12,331	$15,064	-18.1%	$12,942
Equity Securities	129	110	17.3%	128
Debt Securities Available For Sale	31,764	26,481	19.9%	28,566
Debt Securities Held To Maturity	1,771	2,362	-25.0%	1,644
Interest-Bearing Cash	2,002	259	673.0%	479
Total Interest & Fee Income	47,997	44,276	8.4%	43,759

Interest Expense:
Transaction Deposits	91	93	-2.2%	88
Savings Deposits	288	263	9.5%	283
Time Deposits	82	110	-25.5%	81
Short-Term Borrowed Funds	22	18	22.2%	28
Other Borrowed Funds	-	-	n/m	-
Total Interest Expense	483	484	-0.2%	480

Net Interest Income	47,514	43,792	8.5%	43,279

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges	3,687	3,235	14.0%	3,582
Merchant Processing Services	3,374	3,279	2.9%	2,623
Debit Card Fees (1)	1,709	1,791	-4.6%	2,872
Trust Fees	809	827	-2.2%	843
ATM Processing Fees	469	618	-24.1%	451
Other Service Fees	480	491	-2.3%	449
Financial Services Commissions	118	95	24.2%	117
Securities Gains	-	34	n/m	-
Other Noninterest Income	618	662	-6.6%	639
Total Noninterest Income	11,264	11,032	2.1%	11,576

Noninterest Expense:
Salaries and Benefits	11,412	12,097	-5.7%	11,920
Occupancy and Equipment	4,856	4,808	1.0%	4,746
Outsourced Data Processing	2,423	2,425	-0.1%	2,437
Professional Fees	736	830	-11.3%	736
Courier Service	661	567	16.6%	582
Amortization of Identifiable Intangibles	64	68	-5.9%	64
Other Noninterest Expense	4,477	3,496	28.1%	4,390
Total Noninterest Expense	24,629	24,291	1.4%	24,875

Income Before Income Taxes	34,149	30,533	11.8%	29,980
Income Tax Provision	8,835	7,954	11.1%	7,364
Net Income	$25,314	$22,579	12.1%	$22,616

Average Common Shares Outstanding	26,889	26,865	0.1%	26,870
Diluted Common Shares Outstanding	26,901	26,887	0.1%	26,885

Per Common Share Data:
Basic Earnings	$0.94	$0.84	11.9%	$0.84
Diluted Earnings	0.94	0.84	11.9%	0.84
Dividends Paid	0.42	0.41	2.4%	0.42

			%
	6/30'22YTD	6/30'21YTD	Change
Interest & Fee Income:
Loans	$25,273	$29,645	-14.7%
Equity Securities	257	220	16.8%
Debt Securities Available For Sale	60,330	51,370	17.4%
Debt Securities Held To Maturity	3,415	4,960	-31.2%
Interest-Bearing Cash	2,481	397	524.9%
Total Interest & Fee Income	91,756	86,592	6.0%

Interest Expense:
Transaction Deposits	179	182	-1.6%
Savings Deposits	571	513	11.3%
Time Deposits	163	230	-29.1%
Short-Term Borrowed Funds	50	34	47.1%
Total Interest Expense	963	959	0.4%

Net Interest Income	90,793	85,633	6.0%

Provision for Credit Losses	-	-	n/m

Noninterest Income:
Service Charges	7,269	6,539	11.2%
Merchant Processing Services	5,997	5,839	2.7%
Debit Card Fees (1)	4,581	3,392	35.1%
Trust Fees	1,652	1,628	1.5%
ATM Processing Fees	920	1,219	-24.6%
Other Service Fees	929	960	-3.2%
Financial Services Commissions	235	165	42.4%
Securities Gains	-	34	n/m
Other Operating	1,257	1,445	-13.0%
Total Noninterest Income	22,840	21,221	7.6%

Noninterest Expense:
Salaries and Benefits	23,332	24,762	-5.8%
Occupancy and Equipment	9,602	9,688	-0.9%
Outsourced Data Processing	4,860	4,815	0.9%
Professional Fees	1,472	1,772	-16.9%
Courier Service	1,243	1,071	16.1%
Amortization of Identifiable Intangibles	128	137	-6.6%
Other Operating	8,867	6,952	27.5%
Total Noninterest Expense	49,504	49,197	0.6%

Income Before Income Taxes	64,129	57,657	11.2%
Income Tax Provision	16,199	14,931	8.5%
Net Income	$47,930	$42,726	12.2%

Average Common Shares Outstanding	26,880	26,843	0.1%
Diluted Common Shares Outstanding	26,893	26,865	0.1%

Per Common Share Data:
Basic Earnings	$1.78	$1.59	11.9%
Diluted Earnings	1.78	1.59	11.9%
Dividends Paid	0.84	0.82	2.4%

Footnotes and Abbreviations:

(1) The Company received a $1.2 million reconciling payment from a payments network in the first quarter 2022.

(2) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $7 thousand at June 30, 2022 and March 31, 2022, and $9 thousand at June 30, 2021.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.